                                                                    Exhibit 10.9




                       ZONE REGISTRAR NO. V SEDE TRUJILLO

                                MINING REGISTRAR
                                 PUBLIC SECTION


                                TITLE CERTIFICATE



SOLICITOR:  OLORTEGUI OLIVERA, JULIO C.    ATTENTION  39622-2004

THE PUBLIC REGISTRAR SUBSCRIBES AND CERTIFIES THAT:

THAT, DON JAVIER IPARRAGUIRRE SAGASTEGUI, SINGLE IS THE ACTUAL TITLED OF THE RIGHT OF DENOMINATED MINING "AVENTURA IV" (CERTIFICATE 326) OF 957.00 SURFACE. EXTENSION OF, LOCATED IN THE DISTRICT OF PARCOY, PROVINCE OF PATAZ, DEPARTMENT OF LIBERTY, REGISTERED IN THE FILE CARD NO. 9122 OF THE BOOK OF MINERS RIGHTS OF THE MINING REGISTRAR OF THE REGISTRAL ZONE NO. V SEDE TRUJILLO.
RIGHTS PAID S/ 35.00 RECEIPT 5649 OF 27-10-2004 AND 9011 OF 28-10-2004
ISSUED BY THE SEDE TRUJILLO.
TRUJILLO, 28TH OF OCTOBER OF YEAR 2004.
DR. PAUL HURTADO VALENCIA

                                              ZONE REGISTRAR NO. V SEDE TRUJILLO


                                                        CERTIFICATE NO: 20002338
                                                                 FILE NO: 009122



                        INSCRIPTION OF IMMOVABLE PROPERTY
                              BOOK OF MINING RIGHTS


SEAT:  0005
TITLE NO.:  00039719                  DATE:  02/11/2004          TIME:  02.01.45
REGISTERED ACT:  COTRACT RESOLUTION
CONSESSION: AVENTURA IV
TITE TO:  IPARRAGUIRRE SAGASTEGUI, JAVIER
DEPARTMENT:  DEPT. LIBERTY                           PROVIDENCE:  PROV. PATAZ
DISTRICT:  PARCOY                                    EXTENSION:   957.00 HECTARE

--------------------------------------------------------------------------------

CONTRACT RESOLUTION - IN MERIT OF THE PUBLIC INDENTURE OF THE COTRACT RESOLUTION OF MINERS CESSION AS OF 02 OF NOVEMBER OF YEAR 2004, GRANTED BEFORE PUBLIC NOTARY DORIS ISABEL PAREDES HARO. IN THE CITY OF TRUJILLO, MR JAVIER ISPARRAGUIRRE SAGESTEGUI, SINGLE: HAS GRANTED A CONTRACT RESOLUTION OF MINERS CESSION. HELD BETWEEN MR. JAVIER IPARRAGUIRRE SAGASTEGUI WITH THE COMPANY AURIFERA REAL AVENTURA S.A., ACCORDING TO THE PUBLIC INDENTURE DATED 21 OF ENERO OF 1992. BEFORE NOTARY PUBLIC RAMON ESPINOZA GARRETA IN THE CITY OF LIMA, REGISTERED CONTRACT ON THIS CERTIFICATE IN SEAT 2, AND THROUGH NOTARY LETTER DATED 15TH OF OCTOBER OF YEAR 2004 AND DELIVERED ON SAME DAY AT THE INDICATED ADDRESS IN THE CONTRACT AMONG REAL AVENTURA S.A., TO GIVE THE REQUIRED NOTIFICATION OF REAL AVENTURA IN COMPLYING WITH THE CONTRACTURAL OBLIGATIONS, IN THE TERM LIMIT OF 15 CALENDAR DAYS, TO PERCEIVE UNDER THAT ON THE CONTRARY CASE THE CONTRACT BECOME RESOLVED OF ALL RIGHTS ACCORDING TO THE ESTABLISHED IN
ARTICLE 1429 OF THE CIVIL CODE. IS THE CASE THAT HAVING PASSED IN EXCESS OF THE INDICATED TERM REAL AVENTURA DID NOT COMPLY WITH ITS OBLIGATIONS, BY WHICH THE CONTRACT HAS BEEN RESOLVED OF FULL RIGHT. IN ACCORDANCE WITH PREVISION IN THE
ARTICLE 1429 OF THE CIVIL CODE. . IN WHICH SAID CONTRACT HAS REMAINED INEFFECTIVE. THERE IS EVIDENCE THAT INSERTED THE NOTARIZED LETTERS DATED 15-10-2004. RIGHTS RESERVED S/. 212.00, WITH RECEIPT NO. 18033 OF 22-10-2004.
ISSUED IN THE SEDE TRUJILLO. THE TITLE CONSISTS OF SEVEN (7) FOLIOS THAT HAVE BEEN ADDED TO THE RESPECTIVE FILE SO THAT THERE IS EVIDENCE OF THE ENTERED TITLE TO THE PUBLIC REGISTRAR OF MINERS AT 02.01.45 BY THE NUMBER 00039719 ON 02/11/2004. AT TRUJILLO ON THE 4TH DAY OF THE MONTH OF NOVEMBER OF 2004.

                                              Zone Registrar No. V-Sede Trujillo



                             REGISTRATION ANNOTATION
                             -----------------------





TITLE NO.  00039719                         OF  02/11/2004





Registered. CONTRACT RESOLUTION in seat 5 Certificte(s) 20002838 of the book of miners rights of the mining registrar of the registral zone V Sede Trujillo. of merit of the public indenture dated 02-11/2004. Notary Doris Paredes Haro. Rights S/. 212.00 Numero de Recibo 0019033. Trujillo, 04-11-2004

                       ZONE REGISTRAR NO. V SEDE TRUJILLO

                                MINING REGISTRAR
                                 PUBLIC SECTION


                                TITLE CERTIFICATE



SOLICITOR:  OLORTEGUI OLIVERA, JULIO C.    ATTENTION  39623-2004

THE PUBLIC REGISTRAR SUBSCRIBES AND CERTIFIES THAT:

THAT, DON JAVIER IPARRAGUIRRE SAGASTEGUI, SINGLE IS THE ACTUAL TITLED OF THE RIGHT OF DENOMINATED MINING "AVENTURA VI" (CERTIFICATE 10553) OF 240.00 SURFACE. EXTENSION OF, LOCATED IN THE DISTRICT OF PARCOY, PROVINCE OF PATAZ, DEPARTMENT OF LIBERTY, REGISTERED IN THE FILE CARD NO. 9250 OF THE BOOK OF MINERS RIGHTS OF THE MINING REGISTRAR OF THE REGISTRAL ZONE NO. V SEDE TRUJILLO.
TO STATE CONSTANCY THAT OVER THE PRESENT MINERS RIGHTS IT EXISTS IN QUALIFICATION OF TITLE NO. 38693 OF 25-10-2004, REFERENCE TO ADVANCE OF THE ORIGINAL.
RIGHTS PAID S/ 35.00 RECEIPT 5650 OF 27-10-2004 AND 9011 OF 28-10-2004
ISSUED BY THE SEDE TRUJILLO.
TRUJILLO, 28TH OF OCTOBER OF YEAR 2004.
DR. PAUL HURTADO VALENCIA

                                              ZONE REGISTRAR NO. V SEDE TRUJILLO


                                                        CERTIFICATE NO: 20002455
                                                                 FILE NO: 009250



                        INSCRIPTION OF IMMOVABLE PROPERTY
                              BOOK OF MINING RIGHTS


SEAT:  0007
TITLE NO.:  00038445                  DATE:  22/10/2004          TIME:  08.21.30
REGISTERED ACT:  COTRACT RESOLUTION
CONSESSION: AVENTURA VI
TITE TO:  IPARRAGUIRRE SAGASTEGUI, JAVIER
DEPARTMENT:  DEPT. LIBERTY                           PROVIDENCE: PROV. PATAZ
DISTRICT:  PARCOY                                    EXTENSION:  1000.00 HECTARE

--------------------------------------------------------------------------------

CONTRACT RESOLUTION - IN MERIT OF THE PUBLIC INDENTURE OF THE COTRACT RESOLUTION OF MINERS CESSION AS OF 21 OF OCTOBER OF YEAR 2004, GRANTED BEFORE PUBLIC NOTARY DORIS ISABEL PAREDES HARO. IN THE CITY OF TRUJILLO, MR JAVIER ISPARRAGUIRRE SAGESTEGUI, SINGLE: HAS GRANTED A CONTRACT RESOLUTION OF MINERS CESSION. HELD BETWEEN MR. JAVIER IPARRAGUIRRE SAGASTEGUI WITH THE COMPANY AURIFERA REAL AVENTURA S.A., ACCORDING TO THE PUBLIC INDENTURE DATED 12 OF JULY OF 1995. AND TO CLARIFY THE DATE 13TH OF OCTOBER OF 1995. BEFORE NOTARY PUBLIC RAMON ESPINOZA GARRETA IN THE CITY OF LIMA, REGISTERED CONTRACT ON THIS CERTIFICATE AND THROUGH NOTARY LETTER DATED 4TH OF OCTOBER OF 2004 AND DELIVERED THE 5TH OF OCTOBER OF 2004 AT THE INDICATED ADDRESS IN THE CONTRACT AMONG REAL AVENTURA S.A., TO GIVE THE REQUIRED NOTIFICATION OF REAL AVENTURA IN COMPLYING WITH THE CONTRACTURAL OBLIGATIONS, IN THE TERM LIMIT OF 15 CALENDAR DAYS, TO PERCEIVE UNDER THAT ON THE CONTRARY CASE THE CONTRACT BECOME RESOLVED OF ALL RIGHTS ACCORDING TO THE ESTABLISHED IN CLAUSE NO. ELEVENTH. IS THE CASE THAT HAVING PASSED THE INDICATED TERM OF THE 15 CALENDAR DAYS STIPULATED IN THE CONTRACT, REAL AVENTURA DID NOT COMPLY WITH ITS OBLIGATIONS, BY THE MEANS OF THE NOTARIZED LETTER DATED 21-10-2004 THE TRANSFER COMMUNICATED TO REAL AVENTURA THE CONTRACT OF RESOLUTION, ACCORDING TO THE ESTABLISHED PRECEDING AMONG EACH OTHER. ACCORDING TO THE PROPOSED THE TRANSFER DECLARLES THAT THE CONTRACT HAS BEEN RESOLVED OF FULL RIGHT. IN ACCORDANCE WITH PREVISION IN THE ARTICLE 1429 OF THE CIVIL CODE AND THE DISPOSITION AMONG ONE ANOTHER IN CLAUSE NO. ELEVENTH. IN WHICH SAID CONTRACT HAS REMAINED INEFFECTIVE. THERE IS EVIDENCE THAT INSERTED THE NOTARIZED LETTERS DATED 04-10-2004 AND THE 21-10-2004. RIGHTS RESERVED S/.742.00, WITH RECEIPT NO. 7355 OF 22-10-2004, ISSUED IN THE SEDE TRUJILLO, THE TITLE CONSISTS OF SEVEN (7) FOLIOS THAT ARE FILED IN THE MINERS RIGHT AVENTURA VI, CERTIFICATE NO. 20002400. RECORD NO. 9250... SEAT 07. THAT AND MORE EVIDENT OF THE TITLE REGISTERED IN THE MINERS PUBLIC REGISTRAR AT 08-21.30 UNDER NUMBER 00038445 THE 22-10-04. AT TRUJILLO ON THE 28TH DAY OF THE MONTH OF OCTOBER OF 2004.

                                              ZONE REGISTRAR NO. V-SEDE TRUJILLO



                           INSCRIPTION OF ANNONATATION




TITLE NO.  00038445                                  OF 22/10/2004



REGISTRAR. CONTRACT RESOLUTION on the seats and Certificate(s) following:

RIGHT             CERTIFICATE               FILE CARD                  SEAT
-----             -----------               ---------                  ----

AVENTURA VI       20002400                  9250                       7
AVENTURA VI-A     20002467                  9251                       8
AVENTURA VII      20002320                  9104                       8
AVENTURA VIII     20002505                  9289                       7
AVENTURA IX       20002506                  9290                       8
AVENTURA XI       20002465                  9249                       8


FROM BOOK OF MINERS RIGHTS OF THE MINING REGISTRAR OF THE REGISTRAL ZONE V SEDE TRUJILLO. PUBLIC INFORMATION OF CONTRACT RESOLUTION OF MINING CESSION AS OF 21 OF OCTOBER OF YEAR 2004. GRANTED BEFORE NOTARY PUBLIC DORIS ISABEL PAREDES HARO. RIGHTS S/ 742.00 RECEIPT NO. 7355. TRUJILLO, 28-10-2004.

                       ZONE REGISTRAR NO. V SEDE TRUJILLO

                                MINING REGISTRAR
                                 PUBLIC SECTION


                                TITLE CERTIFICATE



SOLICITOR:  OLORTEGUI OLIVERA, JULIO C.    ATTENTION  39624-2004

THE PUBLIC REGISTRAR SUBSCRIBES AND CERTIFIES THAT:

THAT, DON JAVIER IPARRAGUIRRE SAGASTEGUI, SINGLE IS THE ACTUAL TITLED OF THE RIGHT OF DENOMINATED MINING "AVENTURA VI-A" (CERTIFICATE 10938) OF 110.00 SURFACE. EXTENSION OF, LOCATED IN THE DISTRICT OF PARCOY, PROVINCE OF PATAZ, DEPARTMENT OF LIBERTY, REGISTERED IN THE FILE CARD NO. 9251 OF THE BOOK OF MINERS RIGHTS OF THE MINING REGISTRAR OF THE REGISTRAL ZONE NO. V SEDE TRUJILLO. TO STATE CONSTANCY THAT OVER THE PRESENT MINERS RIGHTS IT EXISTS IN QUALIFICATION OF TITLE NO. 38693 OF 25-10-2004, REFERENCE TO ADVANCE OF THE ORIGINAL.
RIGHTS PAID S/ 35.00 RECEIPT 5651 OF 27-10-2004 AND 9011 OF 28-10-2004
ISSUED BY THE SEDE TRUJILLO.
TRUJILLO, 28TH OF OCTOBER OF YEAR 2004.
DR. PAUL HURTADO VALENCIA

                                              ZONE REGISTRAR NO. V SEDE TRUJILLO


                                                        CERTIFICATE NO: 20002467
                                                                 FILE NO: 009251



                        INSCRIPTION OF IMMOVABLE PROPERTY
                              BOOK OF MINING RIGHTS


SEAT:  0008
TITLE NO.:  00038445                  DATE:  22/10/2004          TIME:  08.21.30
REGISTERED ACT:  COTRACT RESOLUTION
CONSESSION: AVENTURA VI-A
TITE TO:  IPARRAGUIRRE SAGASTEGUI, JAVIER
DEPARTMENT:  DEPT. LIBERTY                           PROVIDENCE: PROV. PATAZ
DISTRICT:  PARCOY                                    EXTENSION:  110.00 HECTARE

--------------------------------------------------------------------------------

CONTRACT RESOLUTION - IN MERIT OF THE PUBLIC INDENTURE OF THE COTRACT RESOLUTION OF MINERS CESSION AS OF 21 OF OCTOBER OF YEAR 2004, GRANTED BEFORE PUBLIC NOTARY DORIS ISABEL PAREDES HARO. IN THE CITY OF TRUJILLO, MR JAVIER ISPARRAGUIRRE SAGESTEGUI, SINGLE: HAS GRANTED A CONTRACT RESOLUTION OF MINERS CESSION. HELD BETWEEN MR. JAVIER IPARRAGUIRRE SAGASTEGUI WITH THE COMPANY AURIFERA REAL AVENTURA S.A., ACCORDING TO THE PUBLIC INDENTURE DATED 12 OF JULY OF 1995. AND TO CLARIFY THE DATE 12TH OF OCTOBER OF 1995. BEFOR NOTARY PUBLIC RAMON ESPINOZA GARRETA IN THE CITY OF LIMA, REGISTERED CONTRACT ON THIS CERTIFICATE AND THROUGH NOTARY LETTER DATED 4TH OF OCTOBER OF 2004 AND DELIVERED THE 5TH OF OCTOBER OF 2004 AT THE INDICATED ADDRESS IN THE CONTRACT AMONG REAL AVENTURA S.A., TO GIVE THE REQUIRED NOTIFICATION OF REAL AVENTURA IN COMPLYING WITH THE CONTRACTURAL OBLIGATIONS, IN THE TERM LIMIT OF 15 CALENDAR DAYS, TO PERCEIVE UNDER THAT ON THE CONTRARY CASE THE CONTRACT BECOME RESOLVED OF ALL RIGHTS ACCORDING TO THE ESTABLISHED IN CLAUSE NO. ELEVENTH. IS THE CASE THAT HAVING PASSED THE INDICATED TERM OF THE 15 CALENDAR DAYS STIPULATED IN THE CONTRACT, REAL AVENTURA DID NOT COMPLY WITH ITS OBLIGATIONS, BY THE MEANS OF THE NOTARIZED LETTER DATED 21-10-2004 THE TRANSFER COMMUNICATED TO REAL AVENTURA THE CONTRACT OF RESOLUTION, ACCORDING TO THE ESTABLISHED PRECEDING AMONG EACH OTHER. ACCORDING TO THE PROPOSED THE TRANSFER DECLARLES THAT THE CONTRACT HAS BEEN RESOLVED OF FULL RIGHT. IN ACCORDANCE WITH PREVISION IN THE ARTICLE 1429 OF THE CIVIL CODE AND THE DISPOSITION AMONG ONE ANOTHER IN CLAUSE NO. ELEVENTH. IN WHICH SAID CONTRACT HAS REMAINED INEFFECTIVE. THERE IS EVIDENCE THAT INSERTED THE NOTARIZED LETTERS DATED 04-10-2004 AND THE 21-10-2004. RIGHTS RESERVED S/.742.00, WITH RECEIPT NO. 7355 OF 22-10-2004, ISSUED IN THE SEDE TRUJILLO, THE TITLE CONSISTS OF SEVEN (7) FOLIOS THAT ARE FILED IN THE MINERS RIGHT AVENTURA VI, CERTIFICATE NO. 20002400. RECORD NO. 9250... SEAT 07. THAT AND MORE EVIDENT OF THE TITLE REGISTERED IN THE MINERS PUBLIC REGISTRAR AT 08-21.30 UNDER NUMBER 00038445 THE 22-10-04. AT TRUJILLO ON THE 28TH DAY OF THE MONTH OF OCTOBER OF 2004.

                       ZONE REGISTRAR NO. V SEDE TRUJILLO

                                MINING REGISTRAR
                                 PUBLIC SECTION


                                TITLE CERTIFICATE



SOLICITOR:  OLORTEGUI OLIVERA, JULIO C.    ATTENTION  39625-2004

THE PUBLIC REGISTRAR SUBSCRIBES AND CERTIFIES THAT:

THAT, DON JAVIER IPARRAGUIRRE SAGASTEGUI, SINGLE IS THE ACTUAL TITLED OF THE RIGHT OF DENOMINATED MINING "AVENTURA VII" (CERTIFICATE 10554) OF 480.00 SURFACE. EXTENSION OF, LOCATED IN THE DISTRICT OF PARCOY, PROVINCE OF PATAZ, DEPARTMENT OF LIBERTY, REGISTERED IN THE FILE CARD NO. 9104 OF THE BOOK OF MINERS RIGHTS OF THE MINING REGISTRAR OF THE REGISTRAL ZONE NO. V SEDE TRUJILLO. TO STATE CONSTANCY THAT OVER THE PRESENT MINERS RIGHTS IT EXISTS IN QUALIFICATION OF TITLE NO. 38693 OF 25-10-2004, REFERENCE TO ADVANCE OF THE ORIGINAL.
RIGHTS PAID S/ 35.00 RECEIPT 5652 OF 27-10-2004 AND 9011 OF 28-10-2004
ISSUED BY THE SEDE TRUJILLO.
TRUJILLO, 28TH OF OCTOBER OF YEAR 2004.
DR. PAUL HURTADO VALENCIA

                                              ZONE REGISTRAR NO. V-SEDE TRUJILLO


                                                        CERTIFICATE NO: 20002380
                                                                 FILE NO: 000104



                        INSCRIPTION OF IMMOVABLE PROPERTY
                              BOOK OF MINING RIGHTS


SEAT:  0008
TITLE NO.:  00038445                DATE:  22-10-2004         TIME:  08.21.30
REGISTERED ACT:  COTRACT RESOLUTION
CONSESSION: AVENTURA VII
TITE TO:  IPARRAGUIRRE SAGASTEGUI, JAVIER
DEPARTMENT:  DEPT. LIBERTY                           PROVIDENCE:  PROV. PATAZ
DISTRICT:  PARCOY                                    EXTENSION:   100.00 HECTARE

--------------------------------------------------------------------------------

CONTRACT RESOLUTION - IN MERIT OF THE PUBLIC DEED OF THE COTRACT RESOLUTION OF MINERS CESSION AS OF 21 OF OCTOBER OF YEAR 2004, GRANTED BEFORE PUBLIC NOTARY DORIS ISABEL PAREDES HARO. IN THE CITY OF TRUJILLO, MR JAVIER ISPARRAGUIRRE SAGESTEGUI, SINGLE: HAS GRANTED A CONTRACT RESOLUTION OF MINERS CESSION. HELD BETWEEN MR. JAVIER IPARRAGUIRRE SAGASTEGUI WITH THE COMPANY AURIFERA REAL AVENTURA S.A., ACCORDING TO THE PUBLIC DEED DATED 12TH OF JULY OF 1995. AND TO CLARIFY THE DATE 13TH OF OCTOBER OF 1995. BEFOR NOTARY PUBLIC RAMON ESPINOZA GARRETA IN THE CITY OF LIMA, REGISTERED CONTRACT ON THIS CERTIFICATE AND THROUGH NOTARY LETTER DATED 4TH OF OCTOBER OF 2004 AND DELIVERED THE 5TH OF OCTOBER OF 2004 AT THE INDICATED ADDRESS IN THE CONTRACT AMONG REAL AVENTURA S.A., THE REQUIRED NOTIFICATION OF REAL AVENTURA IN COMPLYING WITH THE CONTRACTURAL OBLIGATIONS, IN THE TERM LIMIT OF 15 CALENDAR DAYS, TO PERCEIVE UNDER THAT ON THE CONTRARY CASE THE CONTRACT BECOME RESOLVED OF ALL RIGHTS ACCORDING TO THE ESTABLISHED IN CLAUSE NO. ELEVENTH. IS THE CASE THAT HAVING PASSED THE INDICATED TERM OF THE 15 CALENDAR DAYS STIPULATED IN THE CONTRACT, REAL AVENTURA DID NOT COMPLY WITH ITS OBLIGATIONS, BY THE MEANS OF THE NOTARIZED LETTER DATED 21-10-2004 THE TRANSFER COMMUNICATED TO REAL AVENTURA THE CONTRACT OF RESOLUTION, ACCORDING TO THE ESTABLISHED PRECEDING AMONG EACH OTHER. ACCORDING TO THE PROPOSED THE TRANSFER DECLARLES THAT THE CONTRACT HAS BEEN RESOLVED OF FULL RIGHT. IN ACCORDANCE WITH PREVISION IN THE ARTICLE 1429 OF THE CIVIL CODE AND THE DISPOSITION AMONG ONE ANOTHER IN CLAUSE NO. ELEVENTH. IN WHICH SAID CONTRACT HAS REMAINED INEFFECTIVE. THERE IS EVIDENCE THAT INSERTED THE NOTARIZED LETTERS DATED 04-10-2004 AND THE 21-10-2004. RIGHTS RESERVED S/.742.00, WITH RECEIPT NO. 7355 OF 22-10-2004, ISSUED IN THE SEDE TRUJILLO, THE TITLE CONSISTS OF SEVEN (7) FOLIOS THAT ARE FILED IN THE MINERS RIGHT AVENTURA VI, CERTIFICATE NO. 20002400. RECORD NO. 9250... SEAT 07. THAT AND MORE EVIDENT OF THE TITLE REGISTERED IN THE MINERS PUBLIC REGISTRAR AT 08-21.30 UNDER NUMBER 00038445 THE 22-10-04. AT TRUJILLO ON THE 28TH DAY OF THE MONTH OF OCTOBER OF 2004.

                       ZONE REGISTRAR NO. V SEDE TRUJILLO

                                MINING REGISTRAR
                                 PUBLIC SECTION


                                TITLE CERTIFICATE



SOLICITOR:  OLORTEGUI OLIVERA, JULIO C.    ATTENTION  39626-2004

THE PUBLIC REGISTRAR SUBSCRIBES AND CERTIFIES THAT:

THAT, DON JAVIER IPARRAGUIRRE SAGASTEGUI, SINGLE IS THE ACTUAL TITLED OF THE RIGHT OF DENOMINATED MINING "AVENTURA VIII" (CERTIFICATE 10851) OF 90.9772 SURFACE. EXTENSION OF, LOCATED IN THE DISTRICT OF PARCOY, PROVINCE OF PATAZ, DEPARTMENT OF LIBERTY, REGISTERED IN THE FILE CARD NO. 9289 OF THE BOOK OF MINERS RIGHTS OF THE MINING REGISTRAR OF THE REGISTRAL ZONE NO. V SEDE TRUJILLO. TO STATE CONSTANCY THAT OVER THE PRESENT MINERS RIGHTS IT EXISTS IN QUALIFICATION OF TITLE NO. 38693 OF 25-10-2004, REFERENCE TO ADVANCE OF THE ORIGINAL.
RIGHTS PAID S/ 35.00 RECEIPT 5653 OF 27-10-2004 AND 9011 OF 28-10-2004
ISSUED BY THE SEDE TRUJILLO.
TRUJILLO, 28 OF OCTOBER OF YEAR 2004.
DR. PAUL HURTADO VALENCIA

                                              ZONE REGISTRAR NO. V-SEDE TRUJILLO



                            REGISTRATION ANNONATATION




TITLE NO.  00038445                                  OF 22/10/04



REGISTRAR. CONTRACT RESOLUTION on the seats and Certificate(s) as follows:

RIGHT             CERTIFICATE               FILE CARD                  SEAT
-----             -----------               ---------                  ----

AVENTURA VI       20002400                  9250                       7
AVENTURA VI-A     20002467                  9251                       8
AVENTURA VII      20002320                  9104                       8
AVENTURA VIII     20002505                  9289                       7
AVENTURA IX       20002506                  9290                       8
AVENTURA XI       20002465                  9249                       8


FROM BOOK OF MINERS RIGHTS OF THE MINING REGISTRAR OF THE REGISTRAL ZONE V SEDE TRUJILLO. PUBLIC INFORMATION OF CONTRACT RESOLUTION OF MINING CESSION AS OF 21 OF OCTOBER OF YEAR 2004. GRANTED BEFORE NOTARY PUBLIC DORIS ISABEL PAREDES HARO. RIGHTS S/ 742.00 RECEIPT NO. 7355. TRUJILLO, 28-10-2004

                                              ZONE REGISTRAR NO. V-SEDE TRUJILLO


                                                        CERTIFICATE NO: 20002505
                                                                 FILE NO: 009289



                        INSCRIPTION OF IMMOVABLE PROPERTY
                              BOOK OF MINING RIGHTS


SEAT:  0007
TITLE NO.:  00038445                  DATE:  22-10-2004          TIME:  08.21.30
REGISTERED ACT:  COTRACT RESOLUTION
CONSESSION: AVENTURA VIII
TITE TO:  IPARRAGUIRRE SAGASTEGUI, JAVIER
DEPARTMENT:  DEPT. LIBERTY                           PROVIDENCE:  PROV. PATAZ
DISTRICT:  PARCOY                                    EXTENSION:   90.97 HECTARE

--------------------------------------------------------------------------------

CONTRACT RESOLUTION - IN MERIT OF THE PUBLIC DEED OF THE COTRACT RESOLUTION OF MINERS CESSION AS OF 21 OF OCTOBER OF YEAR 2004, GRANTED BEFORE PUBLIC NOTARY DORIS ISABEL PAREDES HARO. IN THE CITY OF TRUJILLO, MR JAVIER ISPARRAGUIRRE SAGESTEGUI, SINGLE: HAS GRANTED A CONTRACT RESOLUTION OF MINERS CESSION. HELD BETWEEN MR. JAVIER IPARRAGUIRRE SAGASTEGUI WITH THE COMPANY AURIFERA REAL AVENTURA S.A., ACCORDING TO THE PUBLIC DEED DATED 12TH OF JULY OF 1995. AND TO CLARIFY THE DATE 13TH OF OCTOBER OF 1995. BEFOR NOTARY PUBLIC RAMON ESPINOZA GARRETA IN THE CITY OF LIMA, REGISTERED CONTRACT ON THIS CERTIFICATE AND THROUGH NOTARY LETTER DATED 4TH OF OCTOBER OF YEAR 2004 AND DELIVERED THE 5TH OF OCTOBER OF YEAR 2004 AT THE INDICATED ADDRESS IN THE CONTRACT AMONG REAL AVENTURA S.A., THE REQUIRED NOTIFICATION OF REAL AVENTURA IN COMPLYING WITH THE CONTRACTURAL OBLIGATIONS, IN THE TERM LIMIT OF 15 CALENDAR DAYS, TO PERCEIVE UNDER THAT ON THE CONTRARY CASE THE CONTRACT BECOME RESOLVED OF ALL RIGHTS ACCORDING TO THE ESTABLISHED IN CLAUSE NO. ELEVENTH. IS THE CASE THAT HAVING PASSED THE INDICATED TERM OF THE 15 CALENDAR DAYS STIPULATED IN THE CONTRACT, REAL AVENTURA DID NOT COMPLY WITH ITS OBLIGATIONS, BY THE MEANS OF THE NOTARIZED LETTER DATED 21-10-2004 THE TRANSFER COMMUNICATED TO REAL AVENTURA THE CONTRACT OF RESOLUTION, ACCORDING TO THE ESTABLISHED PRECEDING AMONG EACH OTHER. ACCORDING TO THE PROPOSED THE TRANSFER DECLARLES THAT THE CONTRACT HAS BEEN RESOLVED OF FULL RIGHT. IN ACCORDANCE WITH PREVISION IN THE ARTICLE 1429 OF THE CIVIL CODE AND THE DISPOSITION AMONG ONE ANOTHER IN CLAUSE NO. ELEVENTH. IN WHICH SAID CONTRACT HAS REMAINED INEFFECTIVE. THERE IS EVIDENCE THAT INSERTED THE NOTARIZED LETTERS DATED 04-10-2004 AND THE 21-10-2004. RIGHTS RESERVED S/.742.00, WITH RECEIPT NO. 7355 OF 22-10-2004, ISSUED IN THE SEDE TRUJILLO, THE TITLE CONSISTS OF SEVEN (7) FOLIO THAT ARE FILED IN THE MINERS RIGHT AVENTURA VI, CERTIFICATE NO. 20002400. RECORD NO. 9250... SEAT 07. THAT AND MORE EVIDENT OF THE TITLE REGISTERED IN THE MINERS PUBLIC REGISTRAR AT 08-21.30 UNDER NUMBER 00038445 THE 22-10-04. AT TRUJILLO ON THE 28TH DAY OF THE MONTH OF OCTOBER OF 2004.

                                              ZONE REGISTRAR NO. V SEDE TRUJILLO

                                MINING REGISTRAR
                                 PUBLIC SECTION


                                TITLE CERTIFICATE



SOLICITOR:  OLORTEGUI OLIVERA, JULIO C.    ATTENTION  39627-2004

THE PUBLIC REGISTRAR SUBSCRIBES AND CERTIFIES THAT:

THAT, DON JAVIER IPARRAGUIRRE SAGASTEGUI, SINGLE IS THE ACTUAL TITLED OF THE RIGHT OF DENOMINATED MINING "AVENTURA IX" (CERTIFICATE 10852) OF 40.23 SURFACE. EXTENSION OF, LOCATED IN THE DISTRICT OF PARCOY, PROVINCE OF PATAZ, DEPARTMENT OF LIBERTY, REGISTERED IN THE FILE CARD NO. 9290 OF THE BOOK OF MINERS RIGHTS OF THE MINING REGISTRAR OF THE REGISTRAL ZONE NO. V SEDE TRUJILLO.
RIGHTS PAID S/ 35.00 RECEIPT 5654 OF 27-10-2004 AND 9011 OF 28-10-2004 ISSUED BY
THE SEDE TRUJILLO. TRUJILLO, 28TH OF OCTOBER OF YEAR 2004.
DR. PAUL HURTADO VALENCIA

                                              ZONE REGISTRAR NO. V-SEDE TRUJILLO


                                                        CERTIFICATE NO: 20002505
                                                                 FILE NO: 009290



                        INSCRIPTION OF IMMOVABLE PROPERTY
                              BOOK OF MINING RIGHTS


SEAT:  0008
TITLE NO.:  00038445                  DATE:  22-10-2004          TIME:  08.21.30
REGISTERED ACT:  COTRACT RESOLUTION
CONSESSION: AVENTURA IX
TITE TO:  IPARRAGUIRRE SAGASTEGUI, JAVIER
DEPARTMENT:  DEPT. LIBERTY                           PROVIDENCE:  PROV. PATAZ
DISTRICT:  PARCOY                                    EXTENSION:   40.23 HECTARE

--------------------------------------------------------------------------------

CONTRACT RESOLUTION - IN MERIT OF THE PUBLIC INDENTURE OF THE COTRACT RESOLUTION OF MINERS CESSION AS OF 21 OF OCTOBER OF YEAR 2004, GRANTED BEFORE PUBLIC NOTARY DORIS ISABEL PAREDES HARO. IN THE CITY OF TRUJILLO, MR JAVIER ISPARRAGUIRRE SAGESTEGUI, SINGLE: HAS GRANTED A CONTRACT RESOLUTION OF MINERS CESSION. HELD BETWEEN MR. JAVIER IPARRAGUIRRE SAGASTEGUI WITH THE COMPANY AURIFERA REAL AVENTURA S.A., ACCORDING TO THE PUBLIC INDENTURE DATED 12TH OF JULY OF 1995. AND TO CLARIFY THE DATE 13TH OF OCTOBER OF 1995. BEFOR NOTARY PUBLIC RAMON ESPINOZA GARRETA IN THE CITY OF LIMA, REGISTERED CONTRACT ON THIS CERTIFICATE AND THROUGH NOTARY LETTER DATED 4TH OF OCTOBER OF YEAR 2004 AND DELIVERED THE 5TH OF OCTOBER OF YEAR 2004 AT THE INDICATED ADDRESS IN THE CONTRACT AMONG REAL AVENTURA S.A., THE REQUIRED NOTIFICATION OF REAL AVENTURA IN COMPLYING WITH THE CONTRACTURAL OBLIGATIONS, IN THE TERM LIMIT OF 15 CALENDAR DAYS, TO PERCEIVE UNDER THAT ON THE CONTRARY CASE THE CONTRACT BECOME RESOLVED OF ALL RIGHTS ACCORDING TO THE ESTABLISHED IN CLAUSE NO. ELEVENTH. IS THE CASE THAT HAVING PASSED THE INDICATED TERM OF THE 15 CALENDAR DAYS STIPULATED IN THE CONTRACT, REAL AVENTURA DID NOT COMPLY WITH ITS OBLIGATIONS, BY THE MEANS OF THE NOTARIZED LETTER DATED 21-10-2004 THE TRANSFER HAS COMMUNICATED TO REAL AVENTURA THE CONTRACT OF RESOLUTION, ACCORDING TO THE ESTABLISHED PRECEDING AMONG EACH OTHER. ACCORDING TO THE PROPOSED THE TRANSFER DECLARLES THAT THE CONTRACT HAS BEEN RESOLVED OF FULL RIGHT. IN ACCORDANCE WITH PREVISION IN THE ARTICLE 1429 OF THE CIVIL CODE AND THE DISPOSITION AMONG ONE ANOTHER IN CLAUSE NO. ELEVENTH. IN WHICH SAID CONTRACT HAS REMAINED INEFFECTIVE. THERE IS EVIDENCE THAT INSERTED THE NOTARIZED LETTERS DATED 04-10-2004 AND THE 21-10-2004. RIGHTS RESERVED S/.742.00, WITH RECEIPT NO. 7355 OF 22-10-2004, ISSUED IN THE SEDE TRUJILLO, THE TITLE CONSISTS OF SEVEN (7) FOLIOS THAT ARE FILED IN THE MINERS RIGHT AVENTURA VI, CERTIFICATE NO. 20002400. RECORD NO. 9250... SEAT 07. THAT AND MORE EVIDENT OF THE TITLE REGISTERED IN THE MINERS PUBLIC REGISTRAR AT 08-21.30 UNDER NUMBER 00038445 THE 22-10-04. AT TRUJILLO ON THE 28TH DAY OF THE MONTH OF OCTOBER OF 2004.

                       ZONE REGISTRAR NO. V SEDE TRUJILLO

                                MINING REGISTRAR
                                 PUBLIC SECTION


                                TITLE CERTIFICATE



SOLICITOR:  OLORTEGUI OLIVERA, JULIO C.    ATTENTION  39628-2004

THE PUBLIC REGISTRAR SUBSCRIBES AND CERTIFIES THAT:

THAT, DON JAVIER IPARRAGUIRRE SAGASTEGUI, SINGLE IS THE ACTUAL TITLED OF THE RIGHT OF DENOMINATED MINING "AVENTURA XI" (CERTIFICATE 10942) OF 900.00 SURFACE. EXTENSION OF, LOCATED IN THE DISTRICT OF PARCOY, PROVINCE OF PATAZ, DEPARTMENT OF LIBERTY, REGISTERED IN THE FILE CARD NO. 9249 OF THE BOOK OF MINERS RIGHTS OF THE MINING REGISTRAR OF THE REGISTRAL ZONE NO. V SEDE TRUJILLO.
TO STATE CONSTANCY THAT OVER THE PRESENT MINERS RIGHTS IT EXISTS IN QUALIFICATION OF TITLE NO. 38693 OF 25-10-2004, REFERENCE TO ADVANCE OF THE ORIGINAL.
RIGHTS PAID S/ 35.00 RECEIPT 5655 OF 27-10-2004 AND 9011 OF 28-10-2004
ISSUED BY THE SEDE TRUJILLO.
TRUJILLO, 28TH OF OCTOBER OF YEAR 2004.
DR. PAUL HURTADO VALENCIA

                                              ZONE REGISTRAR NO. V SEDE TRUJILLO


                                                        CERTIFICATE NO: 20002465
                                                                 FILE NO: 009249



                        INSCRIPTION OF IMMOVABLE PROPERTY
                              BOOK OF MINING RIGHTS


SEAT:  0008
TITLE NO.:  00038445                  DATE:  22/10/2004          TIME:  08.21.30
REGISTERED ACT:  COTRACT RESOLUTION
CONSESSION: AVENTURA XI
TITE TO:  IPARRAGUIRRE SAGASTEGUI, JAVIER
DEPARTMENT:  DEPT. LIBERTY                           PROVIDENCE:  PROV. PATAZ
DISTRICT:  PARCOY                                    EXTENSION:   900.00 HECTARE

--------------------------------------------------------------------------------

CONTRACT RESOLUTION - IN MERIT OF THE PUBLIC INDENTURE OF THE COTRACT RESOLUTION OF MINERS CESSION AS OF 21 OF OCTOBER OF YEAR 2004, GRANTED BEFORE PUBLIC NOTARY DORIS ISABEL PAREDES HARO. IN THE CITY OF TRUJILLO, MR JAVIER ISPARRAGUIRRE SAGESTEGUI, SINGLE: HAS GRANTED A CONTRACT RESOLUTION OF MINERS CESSION. HELD BETWEEN MR. JAVIER IPARRAGUIRRE SAGASTEGUI WITH THE COMPANY AURIFERA REAL AVENTURA S.A., ACCORDING TO THE PUBLIC INDENTURE DATED 12 OF JULY OF 1995. AND TO CLARIFY THE DATE 13TH OF OCTOBER OF 1995. BEFORE NOTARY PUBLIC RAMON ESPINOZA GARRETA IN THE CITY OF LIMA, REGISTERED CONTRACT ON THIS CERTIFICATE AND THROUGH NOTARY LETTER DATED 4TH OF OCTOBER OF 2004 AND DELIVERED THE 5TH OF OCTOBER OF 2004 AT THE INDICATED ADDRESS IN THE CONTRACT AMONG REAL AVENTURA S.A., TO GIVE THE REQUIRED NOTIFICATION OF REAL AVENTURA IN COMPLYING WITH THE CONTRACTURAL OBLIGATIONS, IN THE TIME LIMIT OF 15 CALENDAR DAYS, TO PERCEIVE UNDER THAT ON THE CONTRARY CASE THE CONTRACT BECOME RESOLVED OF ALL RIGHTS ACCORDING TO THE ESTABLISHED IN CLAUSE NO. ELEVENTH. IS THE CASE THAT HAVING PASSED THE INDICATED TERM OF THE 15 CALENDAR DAYS STIPULATED IN THE CONTRACT, REAL AVENTURA DID NOT COMPLY WITH ITS OBLIGATIONS, BY THE MEANS OF THE NOTARIZED LETTER DATED 21-10-2004 THE TRANSFER COMMUNICATED TO REAL AVENTURA THE CONTRACT OF RESOLUTION, ACCORDING TO THE ESTABLISHED PRECEDING AMONG EACH OTHER. ACCORDING TO THE PROPOSED THE TRANSFER DECLARLES THAT THE CONTRACT HAS BEEN RESOLVED OF FULL RIGHT. IN ACCORDANCE WITH PREVISION IN THE ARTICLE 1429 OF THE CIVIL CODE AND THE DISPOSITION AMONG ONE ANOTHER IN CLAUSE NO. ELEVENTH. IN WHICH SAID CONTRACT HAS REMAINED INEFFECTIVE. THERE IS EVIDENCE THAT INSERTED THE NOTARIZED LETTERS DATED 04-10-2004 AND THE 21-10-2004. RIGHTS RESERVED S/.742.00, WITH RECEIPT NO. 7355 OF 22-10-2004, ISSUED IN THE SEDE TRUJILLO, THE TITLE CONSISTS OF SEVEN (7) FOLIOS THAT ARE FILED IN THE MINERS RIGHT AVENTURA VI, CERTIFICATE NO. 20002400. RECORD NO. 9250... SEAT 07. THAT AND MORE EVIDENT OF THE TITLE REGISTERED IN THE MINERS PUBLIC REGISTRAR AT 08-21.30 UNDER NUMBER 00038445 THE 22-10-04. AT TRUJILLO ON THE 28TH DAY OF THE MONTH OF OCTOBER OF 2004.